UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) October 28, 2003

HEALTHCARE REALTY TRUST INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland	1-11852	62-1507028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3310 West End Avenue

Suite 700

Nashville, Tennessee 37203
(Address of principal executive offices)

(615) 269-8175

(Registrant’s telephone number, including area code)

SIGNATURES
EX-99.1 DIVIDEND PRESS RELEASE 10/28/03
EX-99.2 EARNINGS PRESS RELEASE 10/30/03
EX-99.3 SUPPLEMENTAL DATA REPORT

Item 7. Financial Statements and Exhibits

     c) Exhibits

99.1   Third quarter dividend press release, dated October 28, 2003.

99.2   Third quarter earnings press release, dated October 30, 2003.

99.3   Supplemental Data Report, dated October 30, for the three months ended September 30, 2003.

Item 9. Regulation FD Disclosure

     Healthcare Realty Trust is furnishing its Supplemental Data Report dated October 30, 2003 which is also contained on its website (www.healthcarerealty.com). See Exhibit 99.3 to this Current Report on Form 8-K.

Item 12. Results of Operations and Financial Condition

     On October 28, 2003, Healthcare Realty Trust issued a press release announcing its quarterly dividend for the third quarter ended September 30, 2003. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

     On October 30, 2003, Healthcare Realty Trust issued a press release announcing its earnings for the third quarter ended September 30, 2003. A copy of this press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED

By	/s/ Scott W. Holmes Scott W. Holmes

Senior Vice President

and Chief Financial Officer

Date: October 30, 2003